UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

Hyundai Auto Receivables Trust 2012-B

(Issuing Entity)

Hyundai ABS Funding Corporation

(Depositor)

Hyundai Capital America

(Sponsor)

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

333-168518
Delaware	333-168518-05	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 594-1579

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 10, 2012, Hyundai ABS Funding Corporation (“HAFC”), Hyundai Capital America (“HCA”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as the representative of the several underwriters (the “Underwriters”) entered into the Underwriting Agreement, dated as of July 10, 2012, pursuant to which certain notes in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C (collectively, the “Notes”) with an aggregate principal balance of $1,452,230,000 were sold to the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-168518).

The Registrant is also filing the following documents, each of which is dated as of July 19, 2012 (the “Closing Date”):

1. Receivables Purchase Agreement, between HAFC and HCA, pursuant to which HCA will transfer to HAFC certain retail installment sales contracts relating to certain new and used automobiles, light-duty trucks and minivans (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among HAFC, Wilmington Trust Company (the “Owner Trustee”) and HCA which will amend and restate the Trust Agreement, dated as of April 13, 2012, pursuant to which HART 2012-B, a Delaware statutory trust (the “Trust”), was created.

3. Sale and Servicing Agreement, by and among the Trust, HAFC, as depositor, HCA, as seller and servicer and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Trust.

4. Indenture, by and between the Trust and the Indenture Trustee, pursuant to which the Notes will be issued.

5. Owner Trust Administration Agreement, by and among the Trust, HCA, as administrator and the Indenture Trustee, relating to the provision by HCA of certain services relating to the Notes.

Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the Amended and Restated Trust Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 10.1 is the Receivables Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, and as Exhibit 10.3 is the Owner Trust Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 10, 2012, among HAFC, HCA and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of the Closing Date, by and between HAFC, as depositor, the Owner Trustee and HCA, as administrator.

Exhibit 4.2	Indenture, dated as of the Closing Date, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Receivables Purchase Agreement, dated as of the Closing Date, by and between HCA, as seller and HAFC, as depositor.

Exhibit 10.2	Sale and Servicing Agreement, dated as of the Closing Date, by and among the Trust, as issuer, HAFC, as depositor, HCA, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Owner Trust Administration Agreement, dated as of the Closing Date, by and among the Trust, as issuer, HCA, as administrator and the Indenture Trustee.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:	/s/ Min Sok Randy Park
Name:	Min Sok Randy Park
Title:	Vice President and Secretary

Date: July 20, 2012

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EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 10, 2012, among HAFC, HCA and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of the Closing Date, by and between HAFC, as depositor, the Owner Trustee and HCA, as administrator.

Exhibit 4.2	Indenture, dated as of the Closing Date, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Receivables Purchase Agreement, dated as of the Closing Date, by and between HCA, as seller and HAFC, as depositor.

Exhibit 10.2	Sale and Servicing Agreement, dated as of the Closing Date, by and among the Trust, as issuer, HAFC, as depositor, HCA, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Owner Trust Administration Agreement, dated as of the Closing Date, by and among the Trust, as issuer, HCA, as administrator and the Indenture Trustee.

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